EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carrie Hartwick, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of The Hartcourt Companies, Inc. on Form 10-K for the fiscal year ended May 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of The Hartcourt Companies, Inc.

Date: September 12, 2005	By:	/s/ CARRIE HARTWICK

Name: Carrie Hartwick Title: Chief Executive Officer

I, Carrie Hartwick, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of The Hartcourt Companies, Inc. on Form 10-K for the fiscal year ended May 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of The Hartcourt Companies, Inc.

Date: September 12, 2005	By:	/s/ CARRIE HARTWICK

Name: Carrie Hartwick Title: Interim Chief Financial Officer